Exhibit 99.3
October 23, 2009 Horizon Lines, Inc. Third Quarter 2009 Earnings Release

Agenda Introduction Jim Storey Director, Investor Relations & Corporate Communications, Horizon Lines, Inc. Overview Chuck Raymond Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Shipping Review John Keenan President & Chief Operating Officer, Horizon Lines, LLC Logistics Review Brian Taylor President & Chief Operating Officer, Horizon Logistics, LLC Financial Review Mike Avara Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. Questions and Answers -2-

Forward-Looking Statements & Use of Non-GAAP Measures Risks, Uncertainties, Other Factors with Respect to "Forward-Looking Statements": The information contained in this presentation should be read in conjunction with our filings made with the Securities and Exchange Commission. This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward- looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "target," "projects," "likely," "will," "would," "could," and similar expressions or phrases identify forward-looking statements. All forward-looking statements involve risk and uncertainties. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this presentation might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See the section entitled "Risk Factors" in our Form 10-K filed with the SEC on February 5, 2009, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences. Use of Non-GAAP Measures Horizon Lines reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). The company also believes that the presentation of certain non-GAAP measures, i.e., results excluding certain costs and expenses, provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance without the impact of significant special items, and thereby enhances the user's overall understanding of the company's current financial performance relative to past performance and provides a better baseline for modeling future earnings expectations. Non-GAAP measures are reconciled in the financial tables accompanying this news release. The company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the company's reported GAAP results. -3-

Third Quarter 2009 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Overview -4-

Performed well in a very challenging environment Volume declines abated and remained less severe than larger transport sector Margins were stable, benefiting from cost-containment efforts Cash flow was relatively strong Schedule integrity remained high despite challenging weather However, revenue per container, net of fuel, came under increased pressure Completed the quarter with Stable financial position Adequate liquidity (CHART) Third-Quarter Highlights -5-

Fourth Quarter Outlook Economic turbulence continues Fourth quarter remains challenging due to stagnant tradelane economies Tradelane economies appear to be bottoming, but process is slow and recovery expected to be sluggish and uneven American Recovery and Reinvestment Act providing some stimulus in Puerto Rico Horizon Lines remains well positioned Recession resistant - serving the basic needs of our tradelanes Aligned with the right customers and focused on service excellence Aggressively pursuing additional cost containment initiatives and select revenue growth opportunities Liquidity, debt structure and credit facility compliance remain adequate to withstand stagnant or slow-growth economy -6-

Third Quarter 2009 Earnings Release John Keenan President and Chief Operating Officer Horizon Lines, LLC Liner Review -7-

Alaska Economic Update

2009 Full-Year Forecast*	October	July	April	January
Average Oil Price	$60/bbl	$60/bbl	$53/bbl	$51/bbl
Unemployment Rate(1)	8.4%(1)	8.2%	7.9%	7.8%

- Economy relatively stable compared to lower 48, but outlook is cautious
  - Flat economy seen extending through 2010
  - Retail and wholesale jobs declining
  - Weak tourism continues
  - No new retail construction in Anchorage expected in 2010
  - Permanent Fund Dividend of $1,305 compared with $2,069 last year(2)
- Horizon Lines remains well aligned with appropriate customers
  - "Big Box" retailers faring better than other retail segments in current recession
  - Volume decline partially offset by mix, rate and expense controls

* Energy Information Administration
(1) Unemployment is actual rate for month indicated, except October, in which case rate is for the latest month available - September
(2) 2008 Permanent Fund Dividend was accompanied by a one-time special energy dividend of $1,200; total payout was $3,269 per resident

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HORIZON LINES, INC
HRZ LISTED NYSE

Hawaii/Guam Economic Update HAWAII 2009 Full-Year Forecast* October July April January GSP (1.1)% (1.6)% (0.2)% (0.0)% Visitor Arrivals (4.4)% (6.8)% (5.2)% (5.7)% Real Personal Income (1.1)% (2.7)% (2.5)% (0.7)% Unemployment Rate(1) 7.2%(1) 7.0% 6.9% 6.1% Economic decline appears to be moderating, but bottoming process continues Visitor numbers stabilizing, but tourist spending expected to fall12% this year due to widespread discounting September unemployment rate of 7.2% hovering at levels not seen in 30 years Horizon Lines focused on partnering with strong customers, and on aggressive cost controls GUAM Launch of massive infrastructure rebuilding now expected to begin around 4th quarter of 2010 to accommodate military relocation from Okinawa *University of Hawaii Economic Research Organization, Hawaii Department of Business, Economic Development & Tourism -9- (1) Unemployment is actual rate for month indicated, except October, in which case rate is for the latest month available - September

Puerto Rico Economic Update Forecast* FY 2009 - 2010 FY 2008-2009 GNP 0.7% (5.5)% Unemployment Rate 17.0%(1) 13.4% Economy seen in bottoming phase with projections for modest growth in FY2010 Unemployment at 16.7% in September; Bankruptcies up 29% from a year ago Swift action by Fortuno Administration to reduce $3.2 billion budget deficit and cultivate economic growth Economy stimulus package totaling $6.1 billion expected to fund local capital improvements and economic development plans Federal stimulus money already flowing into economy Customer relationships remain strong Successful reefer contract renewals Continued focusing on cost containment and schedule integrity *Fiscal year is July-June. Puerto Rico Planning Board; Government Development Bank; News reports. -10- (1) Unemployment rate expected to peak at 17% after November public worker layoffs.

American Recovery and Reinvestment Act having slow impact Positive impact commencing in Puerto Rico, but not yet benefiting Hawaii or Alaska Opportunities expected to accelerate in 2010 as consumers benefit more from stimulus Estimated Funding Puerto Rico - $ 6.1 billion Alaska - $1.0 billion Hawaii - $936 million Guam - $178 million Economic Stimulus -11-

Volume Update - Third Quarter -12- 5.7% Third-quarter 5.7% volume decline moderated from previous three quarters, possibly reflecting bottoming economy Tradelane economies remained weak Volume declines improved in all three tradelanes

Unit Revenue Update - Third Quarter Total unit revenue declined across all tradelanes, due to lower fuel surcharges Revenue per container, net of fuel, was flat, as rate pressures increased on continued volume softness Partially offset rate pressures and above-normal automobile volumes by continued focus on higher-value cargo mix 7.5% Net of Fuel 0.1% Total -13- $4,126 (CHART) Unit Revenue Per Container

Vessel Performance - third Quarter 2.0% 5.0% 0.1% Vessel availability and on-time arrivals remained strong, despite weather challenges Vessel utilization decline reflects softer market volumes Ranked #1 in Drewry second-quarter worldwide ocean carrier schedule integrity survey of 1,700 vessels -14-

Cost Containment and Revenue Enhancement Initiatives Continue -15- Remain intensely focused on driving costs out of the business while pursuing select revenue growth opportunities Added Tampa call to Houston-San Juan service Aggressively pursuing fuel cost efficiencies Experiencing continued success with reduction of vessel crew overtime Working with both vessel maintenance and landside suppliers to reduce costs Targeting offshore equipment maintenance productivity and expenses Company well positioned for long-term efficiencies when economy rebounds Vessel network leverage Terminal infrastructure and process improvements

Third Quarter 2009 Earnings Release Brian Taylor President and Chief Operating Officer Horizon Logistics, LLC Logistics Review -16-

Logistics Third Quarter Results & Strategy Third-quarter performance continued to be adversely impacted by economic recession and significant reductions in import volume Overcapacity in the domestic trucking sector is a drag on revenue and margins in the brokerage sector While current growth is slow, a long-term position in Logistics remains a key strategic initiative Maintained strategy of expanding the business through organic growth in targeted areas Narrowed focus and realigned sales force to areas that offer greatest growth opportunity Operational investments in domestic Less-Than-Truckload (LTL) and Non-Vessel Operating Common Carrier (NVOCC) -17- Overview

Logistics Lines of Business - Review -18- Freight Brokerage Positive growth trend in cross border Mexico shipments continues Domestic LTL initiative becoming integrated into the Horizon customer base Non-Vessel Operating Common Carrier International volumes grow with our Liner customers Rate compression has a big impact on total revenue and margin Weak US dollar is fueling export volume growth Drayage & Warehousing New retail start-up programs expected to benefit future drayage volume, but growth is slower than expected New Los Angeles warehouse venture completed and operational Import and Export consolidation programs expanding in high-tech and retail sectors Expedited Service Challenged as customers trade down the service spectrum in recessionary environment High-tech and alternative energy verticals continue to show promise

Third Quarter 2009 Earnings Release Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Review -19-

Operating Revenue Operating Revenue -20- ($ in Millions) 12.6% 13.2% (CHART)

Operating Revenue Change Operating Revenue Change -21- ($ in Millions)

Adjusted Operating Income (1) Adjusted Operating Income (1) -22- ($ in Millions) 16.3% 30.6% (1) See reconciliation of Operating Income to Adjusted Operating Income on page 35. (CHART)

Adjusted EBITDA (1) -23- (1)See reconciliation of Net Income (Loss) to Adjusted EBITDA on page 38. ($ in Millions) (CHART) 12.6% 19.7% (CHART)

(CHART) Adjusted Net Income (1,2) -24- ($ in Millions) 22.5% 54.8% (1) See reconciliation of Net Income (Loss) to Adjusted Net Income on page 36. (2) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41. (CHART)

(CHART) (CHART) Adjusted Diluted EPS (1,2) -25- ($) 55.1% 22.9% (1) See reconciliation of Net Income (Loss) Per Diluted Share to Adjusted Net Income Per Diluted Share on page 37. (2) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41.

Segment Results (1) Liner Logistics Consolidated Revenue $ 300.6 $ 7.4 $ 308.0 Adjusted EBITDA $ 38.9 $ (2.0) $ 36.9 ($ in Millions) 2009 Third Quarter Liner Logistics Consolidated Revenue $ 835.0 $ 23.8 $ 858.8 Adjusted EBITDA $ 91.1 $ (6.5) $ 84.6 2009 Nine Months -26- (1) Intercompany transactions have been eliminated

Free Cash Flow - Nine Months -27- ($ in Millions)

Liquidity, Credit Facility Compliance & Debt Structure ($ in Millions) Corporate Liquidity Cash Balance $ 4.4 Effective Revolver Availability 75.6 Total Liquidity $ 80.0 Credit Facility Compliance Q3 LTM 2009 Covenant Interest Coverage Ratio 4.01 >3.50 Senior Secured Leverage Ratio 2.30 <3.00 *weighted average (1) Maturity will accelerate to February 15, 2012, if convertible notes are not refinanced by that date -28- September 20, 2009

Performed well despite economic challenges that continued to pressure volumes Margins holding up well from year ago, despite volume and rate pressures - Adjusted EBITDA margin at 12%, unchanged from a year ago Cash flow remains strong Made voluntary debt payments of $10 million in third quarter, and $15 million for nine months Debt payments continue despite Puerto Rico class-action settlement payment of $5 million and corresponding credit agreement amendment cost of $3.5 million Summary -29-

Fourth quarter will be challenging Tradelane economies appear close to - or at - bottom, but economic recovery expected to be slow, muted and uneven Horizon Lines remains well positioned Intensely focused on cost controls and selective growth opportunities Recession resistant - serve the basic needs of our tradelanes Operating leverage is significant even in a mild recovery Operating from a stable financial platform Adjusted 2009 EBITDA will be below year ago $130 million, but remain above levels that would threaten financial covenants Adjusted 2009 Cash flow expected to approximate last year's $59.9 million Adequate liquidity to withstand ongoing recession Relative low combined interest rate of 4.48% No recapitalization needs until 2012 Financial Outlook -30-

third Quarter 2009 Earnings Release Questions & Answers -31-

Financial Appendix -32-

Income Statement Summary - Third Quarter Income Statement Summary - Third Quarter 2008 results are adjusted for retrospective application of changes in accounting. See page 41 for impact of change in accounting for convertible notes and restricted stock share-based payments awards as participating securities Adjustments exclude the impact of items as noted on pages 35, 36, 37, and 38. ($ in Millions, Except per Share Amounts) -33-

Income Statement Summary - Nine Months Income Statement Summary - Nine Months 2008 results are adjusted for retrospective application of changes in accounting. See page 41 for impact of change in accounting for convertible notes and restricted stock share-based payments awards as participating securities Adjustments exclude the impact of items as noted on pages 35, 36, 37, and 38. ($ in Millions, Except per Share Amounts) -34-

Adjusted Operating Income Results Adjusted Operating Income Results -35- ($ in Millions)

Adjusted Net Income Results Adjusted Net Income Results -36- ($ in Millions) (1) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41.

Adjusted Net Income Per Diluted Share Adjusted Net Income Per Diluted Share -37- ($) (1) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41.

Net Income (Loss) / Adjusted EBITDA Reconciliation Net Income (Loss) / Adjusted EBITDA Reconciliation -38- ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines, Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions. (1) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 41.

Operating Income (Loss )to Adjusted EBITDA Segment Reconciliation -39- -39- ($ in Millions)

Operating Income (Loss) to Adjusted EBITDA Segment Reconciliation -40- -40- ($ in Millions)

Changes In Accounting Additional non-cash interest expense with adoption of FSP APB 14-1 and impact of change in accounting for share based payment awards ($) * See Adjusted Net Income and Adjusted Net Income Per Diluted Share reconciliations on pages 36 and 37. 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact Q1 Q2 Q3 Q4 Year As reported 2008 Adjusted* Net Income Per Diluted Share $ 0.07 $ 0.33 $ 0.53 $ 0.09 $ 1.02 Impact of Change in Accounting for Convertible Notes and Participating Securities (0.05) (0.05) (0.05) (0.05) (0.20) 2008 Adjusted Net Income Per Diluted Share, After Retrospective Application $ 0.02 $ 0.28 $ 0.48 $ 0.04 $ 0.82 2009 Adjustments to Net Income Per Share $ (0.05) $ (0.05) $ (0.05) $ (0.06) $ (0.21) -41-